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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K


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                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event Reported): June 30, 2006


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                         SYNCHRONOSS TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


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           DELAWARE                    000-52049                 06-1594540
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(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                    Identification Number)


                               750 ROUTE 202 SOUTH
                                    SUITE 600
                              BRIDGEWATER, NJ 08807
                                 (866) 620-3940
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             (Addresses, including zip code, and telephone numbers,
              including area code, of principal executive offices)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS.

On June 30, 2006, the registrant announced that the underwriters of its initial public offering exercised an over-allotment option granted in connection with such offering to purchase an additional 1,059,908 shares of its common stock.
A copy of the registrant's press release relating to the underwriters' exercise of their over-allotment option is attached hereto as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

Exhibit Number             Description
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99.1                       Press Release, dated June 30, 2006
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SYNCHRONOSS TECHNOLOGIES, INC.


DATE: June 30, 2006                    By: /s/  Lawrence R. Irving
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                                           Lawrence R. Irving
                                           Chief Financial Officer and Treasurer